                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the annual report on Form 11-K for the year ended December 31, 2002 (the "Form 11-K") of the Commercial Bank Employee Savings and Stock Ownership Plan (the "Issuer").

         I, Jeffrey Barker, as Trustee of the Issuer, certify that:

         (i) the Form 11-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

         (ii) the information contained in the Form 11-K fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: June 27, 2003

                                            /s/ Jeffrey S. Barker
                                            ------------------------------------
                                            Jeffrey S. Barker
                                            Trustee





         A signed original of this written statement required by Section 906 has been provided to the Commercial Bank Employee Savings and Stock Ownership Plan and will be retained by the Plan and furnished to the Securities and Exchange Commission or its staff upon request.